

                                                                                                  EXHIBIT 99(i)

                                              MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                                           PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


                                                                                                        Dec. 29,
   (dollars in millions)                                                                                   2000
   -------------------------------------------------------------------------------                      -------

   ASSETS

   CASH AND CASH EQUIVALENTS.......................................................                   $  23,205
                                                                                                        -------
   CASH AND SECURITIES SEGREGATED FOR REGULATORY PURPOSES
      OR DEPOSITED WITH CLEARING ORGANIZATIONS.....................................                       6,092
                                                                                                        -------

   RECEIVABLES UNDER RESALE AGREEMENTS AND SECURITIES BORROWED TRANSACTIONS........                     114,581
                                                                                                        -------

   MARKETABLE INVESTMENT SECURITIES................................................                      49,251
                                                                                                        -------
   TRADING ASSETS, AT FAIR VALUE
   Equities and convertible debentures.............................................                      19,347
   Corporate debt and preferred stock..............................................                      18,262
   Contractual agreements..........................................................                      20,361
   U.S. Government and agencies....................................................                      19,673
   Mortgages, mortgage-backed, and asset-backed....................................                       8,225
   Non-U.S. governments and agencies...............................................                       2,855
   Municipals and money markets....................................................                       2,791
                                                                                                        -------
                                                                                                         91,514
                                                                                                        -------

   SECURITIES PLEDGED AS COLLATERAL................................................                       9,097
                                                                                                        -------
   OTHER RECEIVABLES
   Customers (net of allowance for doubtful accounts of $68).......................                      41,613
   Brokers and dealers.............................................................                      26,421
   Interest and other..............................................................                       8,879
                                                                                                        -------
   Total...........................................................................                      76,913
                                                                                                        -------

   INVESTMENTS OF INSURANCE SUBSIDIARIES...........................................                       4,002

   LOANS, NOTES, AND MORTGAGES (net of allowance for loan losses of $176)..........                      17,472

   OTHER INVESTMENTS...............................................................                       4,938

   EQUIPMENT AND FACILITIES (net of accumulated depreciation
      and amortization of $4,658)..................................................                       3,444

   GOODWILL (net of accumulated amortization of $720)..............................                       4,407

   OTHER ASSETS....................................................................                       2,284
                                                                                                        -------
   TOTAL ASSETS....................................................................                    $407,200
                                                                                                        =======



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

                                                                                                   EXHIBIT 99(i)


                                              MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                                           PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


                                                                                                        Dec. 29,
   (dollars in millions, except per share amount)                                                          2000
   ------------------------------------------------------------------------------                       -------

   LIABILITIES

   PAYABLES UNDER REPURCHASE AGREEMENTS AND SECURITIES
      LOANED TRANSACTIONS........................................................                      $103,883
                                                                                                        -------

   COMMERCIAL PAPER AND OTHER SHORT-TERM BORROWINGS..............................                        15,183
                                                                                                        -------

   DEMAND AND TIME DEPOSITS......................................................                        67,648
                                                                                                        -------
   TRADING LIABILITIES, AT FAIR VALUE
   Contractual agreements........................................................                        21,587
   Equities and convertible debentures...........................................                        18,535
   U.S. Government and agencies..................................................                        14,466
   Non-U.S. governments and agencies.............................................                         7,135
   Corporate debt, municipals and preferred stock................................                         7,134
                                                                                                        -------
   Total.........................................................................                        68,857
                                                                                                        -------
   OTHER PAYABLES
   Customers.....................................................................                        24,762
   Brokers and dealers...........................................................                         9,514
   Interest and other............................................................                        22,204
                                                                                                        -------
   Total.........................................................................                        56,480
                                                                                                        -------

   LIABILITIES OF INSURANCE SUBSIDIARIES.........................................                         3,908

   LONG-TERM BORROWINGS..........................................................                        70,223
                                                                                                        -------

   TOTAL LIABILITIES.............................................................                       386,182
                                                                                                        -------

   PREFERRED SECURITIES ISSUED BY SUBSIDIARIES...................................                         2,714
                                                                                                        -------
   STOCKHOLDERS' EQUITY

   PREFERRED STOCKHOLDERS' EQUITY (42,500 shares issued, liquidation preference
      $10,000 per share).........................................................                           425
                                                                                                        -------
   COMMON STOCKHOLDERS' EQUITY
   Shares exchangeable into common stock.........................................                            68
   Common stock, par value $1.33 1/3 per share;
      authorized: 1,000,000,000 shares;
      issued: 962,533,498 shares.................................................                         1,283
   Paid-in capital...............................................................                         2,843
   Accumulated other comprehensive loss (net of tax).............................                          (345)
   Retained earnings.............................................................                        16,156
                                                                                                        -------
                                                                                                         20,005
   Less: Treasury stock, at cost:  154,578,945 shares............................                         1,273
         Employee stock transactions.............................................                           853
                                                                                                        -------
   Total Common Stockholders' Equity.............................................                        17,879
                                                                                                        -------

   Total Stockholders' Equity....................................................                        18,304
                                                                                                        -------
   Total Liabilities, Preferred Securities Issued by
      Subsidiaries, and Stockholders' Equity.....................................                      $407,200
                                                                                                        =======

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